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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

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     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)           July 29, 1997
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                          PLATINUM SOFTWARE CORPORATION
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               (Exact name of Registrant as specified in charter)


         Delaware                   0-20740                      33-0277592
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(State or other jurisdiction      (Commission                 (I.R.S. Employer
      of incorporation)           File Number)               Identification No.)


      195 Technology Drive, Irvine, California                     92618
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      (Address of principal executive offices)                   (Zip code)


Registrant's telephone number, including area code         (714) 453-4000
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                                 Not Applicable
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         (Former name or former address, if changed, since last report)


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Item 5.  Other Events

         On July 29, 1997, Platinum, Software Corporation, (the "Company") announced the results for its fourth quarter of fiscal 1997, ending June 30, 1997 as well as the fiscal year ended June 30, 1997.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (c)      Exhibits.

         Exhibit Number

         Ex-99 Press Release dated July 29, 1997.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         PLATINUM SOFTWARE CORPORATION

Date: July 30,  1997                     By      \s\ Michael J. Simmons
                                            ------------------------------------
                                                    Michael J. Simmons
                                                  Chief Financial Officer



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                                  EXHIBIT INDEX

         The following exhibits are attached hereto and incorporated herein by reference:

Exhibit Number                                                     Sequentially
                                                                   Numbered Page
  Ex.-99             Press Release dated July 29, 1997.




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